EXHIBIT 99.2

MARKETING AGREEMENT

Agreement made this 12th day of March, 2020

Among:

Co-Diagnostics, Inc. (herein referred to as “Principal”)

And

Health Tech Innovation Systems, Inc. (herein referred to as “Distributor”).

And

PreCheck Health Services, S.A.S. (herein referred to as “PreCheck”).

In consideration of the mutual terms, conditions and covenants hereinafter set forth, Principal, Distributor and PreCheck acknowledge and agree to the following descriptions and conditions:

DESCRIPTION OF PRINCIPAL

The Principal is a company located in Utah, United States and is in the business of research and development of reagents. The Principal markets and sells it products globally through direct sales and distributors.

DESCRIPTION OF DISTRIBUTOR

The Distributor is a company operating the country of Panama and is a party to a distribution agreement dated August 01, 2019 (the “Existing Agreement”) with Principal which covers the Territory, as hereinafter defined. The Distributor represents that the Distributor or a subsidiary of the Distributor is licensed and registered in the Territory and will provide professional distribution services for the products of the Principal.

DESCRIPTION OF PRECHECK

The Agent is a newly-formed marketing company operating in Latin America and is a subsidiary of PreCheck Health Services, Inc. PreCheck represents that it is or will be licensed and registered in Panama and can provide marketing services for the products of the Principal and Distributor.

CONDITIONS:

1.	The Distributor is as an exclusive distributor of the Principal, authorized to sell Principal’s qPCR infectious disease kits, Logix Smart COVID-19 PCR diagnostic test and Co-Dx Box™ instrument (the “Products”) in Panama (the “Territory”). The Products are described on Exhibit A to this Agreement.

2.	PreCheck has a relationship with certain potential customers, as described on Exhibit B to this agreement, (“Designated Customers”) for the Products in Panama, and Principal and Distributor hereby grant PreCheck the exclusive right to sell the Products to the Designated Customers.

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3.	PreCheck shall provide Distributor and Principal with the names of the Designated Customers, which shall be updated from time to time by PreCheck. Distributor shall not make sales of Products to Designated Customers other than through PreCheck. Even during the time this contract is in effect, the Distributor is entitled to sell the Co-Dx Box™ to other customers that are not listed as Designated Customers.

4.	PreCheck accepts the appointment and shall use its commercially reasonable efforts to promote, market and sell the Products within the Territory, devote such time and attention as may be reasonably necessary and abide by the Distributor and Principal’s policies.

5.	The Principal shall maintain the right to contact and market its products to potential customers in the Territory; but agrees to pass on all sales leads and orders to PreCheck, and such lead will become Designated Customers.

6.	The parties agree that the list of Products and/or prices may be amended from time to time. The Principal may unilaterally remove Products from the catalog or change prices. Additions to the Products shall be by mutual agreement. However, in the event the Distributor rejects a new product addition to the product list, the Principal shall then retain the right to market and distribute the new product that is rejected by the Distributor.

7.	Unless consented to by the Principal, the Distributor agrees that during the term of this Agreement, the Distributor, either directly or indirectly, shall handle no products in the Territory that are competitive with the Products.

8.	PreCheck shall obtain at its own expense, all necessary licenses and permits, and will cover as well, all expenses regarding the freight, storage, insurances, custom duties, government rights of whatsoever nature and any other expenses or costs in regard to this matter, to allow the conduct of business as contemplated herein, to market the Products in the Territory and to obtain regulatory approval for the sale and use of the Products in the Territory. The Distributor and PreCheck each represents and warrants that they will conduct business in conformity with all local, state and federal laws, rules and regulations.

9.	The Principal agrees that the Distributor and PreCheck may employ or engage representatives or sub-distributors in furtherance of this Agreement and the Distributor and PreCheck each agrees that the it shall be solely responsible for the payment of wages or commissions to those representatives and sub-distributors engaged by such party, and that under no circumstances shall Distributor’s or PreCheck’s representatives be deemed employees of Principal for any purpose whatsoever.

10.	Principal will grant Distributor a discount based on the Products and Prices. PreCheck shall pay Principal for Products sold to Designated Customers at a [ ]% discount from the suggested price for the Products and PreCheck shall pay Distributor a fee of [ ]% based on the total amount of the purchase price. The proposed discount for Products sold to Designated Customers is expected to be [ ]% and Distributor will receive a [ ]% fee based on the total amount of the P.O. submitted by Agent or PreCheck to Principal and to Distributor, as the record of the exact amount sold and as a reference for the payment of fees agreed upon. Discount may vary depending on product volume ordered or promotions. PreCheck shall pay the fee to Distributor on a quarterly basis, based on PreCheck’s receipts from Designated Customers. The fee shall be paid within 15 days after the end of each calendar quarter, based on receipts during the quarter. The parties agreed that PreCheck shall have all financial burden for the selling of the Products to the Designated Customers, the Distributor sole duty is to allow PreCheck the marketing of the Products in the Territory for the agreed aforementioned fee.

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11.	This Agreement shall be in effect until March 12, 2021, unless sooner terminated by either party upon (30) day written notice, without cause.

12.	In the event of termination, the Distributor shall be entitled to receive all orders accepted by the Principal prior to the date of termination and may sell the ordered Products in the Territory. Payment of Products purchased pursuant to this Section 12 shall to be made upon shipment.

13.	In the event of termination, neither party, their respective heirs nor successors shall issue any challenge whatsoever to contest the termination.

14.	Both the Distributor and PreCheck are independent contractors and nothing contained in this agreement shall be deemed or interpreted to constitute the Distributor and PreCheck as a partner or employee of the Principal or of the other party, nor shall any party have any authority to bind any other party in any respect, it being understood and agreed that all orders submitted by the Distributor and PreCheck are subject to acceptance by Principal in its sole discretion.

15.	It is agreed between the parties that there are no other agreements or understandings between them relating to the subject matter of this Agreement. This Agreement supersedes all prior agreements, oral or written, between the parties and is intended as a complete and exclusive statement of the agreement between the parties; provided, however, that except as modified by this Agreement, Existing Agreement shall remain in full force and effect. No change or modification of this Agreement shall be valid unless the same be in writing and signed by the parties.

16.	This Agreement shall not be assigned by the Distributor or PreCheck without the prior written consent of the Principal.

17.	Official communication from parties shall be in written form or by email, acknowledged by the recipient.

18.	This Agreement shall be construed in accordance with and governed by the laws of the Republic of Panama without regard to principles of conflicts of laws and parties shall submit their differences to the competent courts based in the Republic of Panama.

19.	Each of the Principal, Distributor and PreCheck represents that it has the right to enter into this Agreement and that this Agreement does not violate any agreement to which it is a party. Principal represents that it owns or has rights to the intellectual property embodied in the Products.

20.	Both the Principal and Distributor agree that any Designated Customer is the client of PreCheck and neither the Principal nor Distributor will sell Products to Designated Customers without the consent of PreCheck during the term of this Agreement and for one year thereafter, and neither the Principal nor Distributor shall take any action which has the direct or indirect effect of circumventing the provisions of this Section 20

[Signatures on following page]

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Intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date first above written.

By:	/s/ Cameron Cundry	By:	/s/ Justin Anderson
	Cameron Gundry, Dir. of Commercialization		Justin Anderson, CEO
	Email:		Email: justin@precheckhealth.com
	Co-Diagnostics, Inc. (Principal)		PreCheck Health Services, S.A.S. (PreCheck)

By:	/s/ Dulcia Riley
Dilcia Riley
Email:
Health Tech Innovation Systems, Inc. (Distributor)

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.EXHIBIT A

LIST OF PRODUCTS

1. Logix Smart COVID-19 PCR Diagnostic Test.

2. Co-Dx Box™ Instrument.

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.EXHIBIT B

LIST OF DESIGNATED CUSTOMERS

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